Exhibit 10(d)

              APPOINTMENT AND AMENDMENT AGREEMENT

     This Appointment and Amendment Agreement ("Agreement"), dated July 29, 1994, is entered into between NS GROUP, INC.,
Kentucky corporation (the "Company") and Registrar and Transfer
Company, a New Jersey corporation ("Registrar").


                       W I T N E S S E T H

     WHEREAS, on November 17, 1988 the Company and Pittsburgh National Bank ("PNB") executed that certain rights agreement ("Rights Agreement"), under which PNB agreed to act as the rights agent ("Rights Agent") for the Preferred Stock Purchase Rights of the Company ("Rights");

     WHEREAS, PNB no longer desires to act as the Rights Agent;

     WHEREAS, the Company desires for Registrar to act, and Registrar desires to act, as the Rights Agent;

     WHEREAS, Section 21 of the Rights Agreement provides for the change of Rights Agents;

     WHEREAS, certain minor amendments to the Rights Agreement are necessary to reflect such change in Rights Agent;

     WHEREAS, the Company desires to make certain other minor amendments to the Rights Agreement to help eliminate certain ambiguities therein;

     NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Appointment of Rights Agent. The Company hereby appoints Registrar to act as Rights Agent for the Company and the holders of the Rights in accordance with the terms and conditions of the Rights Agreement (who, in accordance with Section 3 of the Rights Agreement, prior to the Distribution Date, as defined in the Rights Agreement, shall also be the holders of the common stock, no par value, of the Company ("Common Stock")), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event the Company appoints one or more Co-Rights Agents, the respective duties of Registrar and any Co-Rights Agents shall be as the Company shall determine.

     As a result of Registrar's acceptance of appointment as Rights Agent and its execution hereof, Registrar shall be a party to the Rights Agreement, as amended hereby, in lieu of PNB.

     Section 2. Amendment of Rights Agreement.  The Rights
Agreement is hereby amended as follows.

          (a) Section 1(f) of the Rights Agreement shall be amended such that the phrase "Pittsburgh, Pennsylvania" shall be changed to "Cranford, New Jersey" in each of the two places it appears in such section.

          (b) Section 3(c) of the Rights Agreement shall be amended such that the first sentence of the legend set forth in such section shall be amended to read in its entirety as follows:

          "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement ("Rights Agreement") dated as of November 17, 1988 and amended July 29, 1994, between NS Group, Inc. (the "Company") and Registrar and Transfer Company (the "Rights Agent"), the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company."

     Notwithstanding the foregoing amendment, any certificate of Common Stock, bearing the legend as previously set forth in the Rights Agreement, issued prior to the date hereof, shall be valid in all respects and shall represent the Rights in the same manner and under the same circumstances as if the proper legend were inscribed thereon, without any need or requirement for amendment or change to any such certificate, and any certificate of Common Stock, bearing the legend as previously set forth in the Rights Agreement, issued following the date hereof and prior to the time when certificates of Common Stock bearing the new legend become available, shall also be valid in all respects and shall represent the Rights in the same manner and under the same circumstances as if the proper legend were inscribed thereon, without any need or requirement for amendment or change to any such certificate.

          (c) Section 5(b) of the Rights Agreement shall be amended such that the phrase "Pittsburgh, Pennsylvania" shall be changed to "Cranford, New Jersey" in the one place it appears in such section.

          (d) Section 7(a) of the Rights Agreement shall be amended such that the phrase "Pittsburgh, Pennsylvania" shall be changed to "Cranford, New Jersey" in the one place it appears in such section.

          (e) Section 21(a) in its entirety to read as follows "(a) a corporation organized and doing business under the laws of the United States or of any state, in good standing, having an office in the State of Kentucky, Ohio, New Jersey or New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which at the time of its appointment as Rights Agent (i) has a combined capital and surplus of at least $25,000,000 or (ii) is qualified under Rule 496 of the New York Stock Exchange for a Transfer Agent and has insurance of at least $25,000,000 covering its activities as a rights agent, or"

          (f) Section 26 shall be amended such that the address of the Rights Agent shall read in its entirety as follows:

            "Registrar and Transfer Company
             10 Commerce Drive
             Cranford, New Jersey 07016
             Attention: Vice President
             Transfer Department"

          (g) Exhibit B to the Rights Agreement shall be amended such that the first sentence shall read in its entirety as follows:

     "This certifies that                         , or registered
assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement ("Rights Agreement") dated as of November 17, 1988 and amended July 29, 1994, between NS Group, Inc., a Kentucky corporation (the "Company"), and Registrar and Transfer Company, a New Jersey corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M. Cranford, New Jersey time on November 17, 1998 at the principal office of the Rights Agent, or its successor as Rights Agent, in Cranford, New Jersey, one one-hundredth of a fully paid, nonassessable share of the Series A Junior Participating Preferred Stock, par value $10.00 per share ("Preferred Stock"), of the Company, at a purchase price of $40.00 per one one-hundredth of a share (the "Purchase Price") upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed."

          (h) Exhibit B to the Rights Agreement shall be amended such that the signature block thereof shall include a counter-signature line for Registrar instead of PNB.

     Section 3. Representation. Registrar hereby represents and warrants that it satisfies the conditions for being a Rights
Agent set forth in Section 21 of the Rights Agreement, as hereby amended.

     Section 4. Further Amendment of Rights Agreement.  The
Rights Agreement is hereby further amended as follows.

          (a) Section 11(b) of the Rights Agreement shall be amended such that the phrase "multiplied by the then number of one-one hundredths of a share of Preferred Stock for which a Right is then exercisable" shall be inserted after the first place the phrase "Purchase Price" appears in such section.

          (b) Section 11(c) of the Rights Agreement shall be amended such that the phrase "multiplied by the then number of one-one hundredths of a share of Preferred Stock for which a Right is then exercisable" shall be inserted after the first place the phrase "Purchase Price" appears in such section.

          (c) Section 13(a) of the Rights Agreement shall be amended such that the phrase "multiplied by the then number of one-one hundredths of a share of Preferred Stock for which a Right is then exercisable (or if a Section 11(b) Event (as defined below) has occurred prior to the first occurrence of a
Section 13 Event (as defined below), multiplying the number of such one one-hundredths of a share for which a Right was exercisable immediately prior to the first occurrence of a
Section 11(b) Event by the Purchase Price in effect immediately prior to such first occurrence)" shall be inserted after the first place the phrase "Purchase Price" appears in such section.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.


Attest:                                 NS GROUP, INC.



By John R. Parker                  By Thomas J. Depenbrock
   Name: John R. Parker            Name: Thomas J.Depenbrock
   Title: V.P. & Treasurer         Title: Corporate Controller


Attest:                                  REGISTRAR AND TRANSFER
                                         COMPANY


By Thomas L. Montrone              By William P. Tatler
   Name:  Thomas L. Montrone            Name:  William P. Tatler
   Title: President & Secretary         Title: Vice President